814-P3 01/25

FRANKLIN INVESTORS SECURITIES TRUST
SUPPLEMENT DATED JANUARY 15, 2025
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
EACH DATED MARCH 1, 2024, OF
FRANKLIN LONG DURATION CREDIT FUND (THE “FUND”)

Effective December 12, 2024, the Summary Prospectus, Prospectus and SAI of the Fund are amended as follows:

I.  The following section is added to the “Fund Summary” section of the Prospectus:

Sub-Advisor

Franklin Advisers, Inc. (Advisers)

II.  The following replaces the information for Andrew C. Benson in the “Fund Summary – Portfolio Managers” section of the Prospectus:

Andrew C. Benson

Portfolio Manager of Advisers and portfolio manager of the Fund since September 2024.

III.  The following is added to the “Fund Details – Management” section of the Prospectus:

Under an agreement with FT Institutional, Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's sub-advisor. Advisers provides FT Institutional with investment management advice and assistance. For purposes of the Fund's investment strategies, techniques and risks, the term "investment manager" includes any sub-advisor.

IV.  The following replaces the information for Andrew C. Benson in the “Fund Details – Management” section of the Prospectus:

Andrew C. Benson Portfolio Manager of Advisers

Mr. Benson has been a portfolio manager of the Fund since September 2024. He joined Franklin Templeton in 2024. Prior to joining Franklin Templeton, Mr. Benson was a portfolio manager for Putnam Investment Management, LLC.

V.  The following is added as the last paragraph in the SAI under “Management and Other Services – Investment manager and services provided”:

The Fund’s sub-advisor is Franklin Advisers, Inc. (Advisers). The sub-advisor has an agreement with the investment manager and provides the investment manager with investment management advice and assistance. The sub-advisor provides advice regarding the Fund's investments. The sub-advisor also determines which securities will be purchased, retained or sold and executes these transactions. The sub-advisor's activities are subject to the board's review and control, as well as the investment manager's instruction and supervision.

VI.  The following is added under the “Management and Other Services – Management fees” section of the SAI:

The Fund’s investment manager pays the sub-advisor an annual fee which equals 34% of the “net investment advisory fee” paid by the Fund to the investment manager. The “net investment advisory fee” is defined to be an amount equal to the total investment management fee payable to the investment manager, minus (i) any Fund fees and/or expenses waived and/or reimbursed by the investment manager, minus (ii) any fees payable by the investment manager to Franklin Templeton Services, LLC for fund administrative services.

Please retain this supplement for future reference.